Exhibit 10.3

AMENDMENT NO. 003

TO

MASTER LOAN AND SECURITY AGREEMENT

This Amendment No. 003 dated November 30, 2011 amends that certain Master Loan and Security Agreement (the “Agreement”) dated as of August 31, 2009 by and between FIFTH THIRD BANK, an Ohio corporation, having an office at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (the “Lender”), and STELLARIS LLC, a limited liability company organized under the laws of the State of Nevada and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630, JAMES CONSTRUCTION GROUP, L.L.C., a limited liability company organized under the laws of the State of Florida and having a principal place of business at 11000 Industriplex Blvd., Suite 150, Baton Rouge, Louisiana, and ARB, INC., a corporation organized under the laws of the State of California and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630 (collectively, “Borrowers” and each individually a “Borrower”).  Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each of the undersigned hereby agree that from and after the date hereof, the Master Loan and Security Agreement and each Schedule thereto will be amended as follows:

1.             Paragraph 1 is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:  “This Master Loan and Security Agreement (this “Agreement”) dated as of August 31, 2009 is made by and between FIFTH THIRD BANK, an Ohio corporation, having an office at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (“Lender”), and STELLARIS LLC, a limited liability company organized under the laws of the State of Nevada and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630, JAMES CONSTRUCTION GROUP, L.L.C., a limited liability company organized under the laws of the State of Florida and having a principal place of business at 11000 Industriplex Blvd., Suite 150, Baton Rouge, Louisiana, and ARB, INC., a corporation organized under the laws of the State of California and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630 and each of the undersigned (individually and collectively, the “Borrower”).  Each individual Note shall identify the Borrower(s) for that Note.  Each Note, together with this Master Agreement, shall constitute a separate and enforceable Agreement against the Borrower(s) who executed such Agreement.  Borrower shall be jointly and severally liable to Lender for each and every obligation under this Master Agreement with respect to each Note executed by such Borrower.

2.             Section 12(a) is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:  “Borrower is a company duly organized, validly existing and in good standing under the laws of the state of its organization specified below the signature of Borrower with full power to enter into and to pay and perform its obligations under the Note and this Agreement as incorporated therein by reference, and is duly qualified or licensed in all other jurisdictions where its failure to so qualify would adversely affect the conduct of its business or its ability to perform any of its obligations under or the enforceability of this Agreement.”

EXCEPT AS MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE MASTER AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED.  This Amendment is not binding or effective with respect to the Master Agreement until executed on behalf of Lender and Borrower by authorized representatives of Lender and Borrower, respectively.

Remainder of page intentionally left blank.  Signature page follows.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment to the Master Loan and Security Agreement as of the day and year first above written, and by such execution hereby ratify and affirm all terms and conditions set forth in the Master Agreement.

LENDER:
FIFTH THIRD BANK

By:	/s/ Robert Krefting
Name:	Robert Krefting
Title:	VP

BORROWER:
STELLARIS LLC

By:	/s/Alfons Theeuwes
Name: ALFONS THEEUWES
Title: CFO
State of Incorporation: NEVADA

BORROWER:
JAMES CONSTRUCTION GROUP, L.L.C.

By:	/s/John Perisich
Name: JOHN PERISICH
Title: Manager
State of Incorporation: FLORIDA

BORROWER:
ARB, INC..

By:	/s/John Perisich
Name: JOHN PERISICH
Title: SVP
State of Incorporation: CALIFORNIA